UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2015

Commission File Numbers of Co-Registrants: 333-197074 and 333-197074-01

GE TF TRUST (Exact name of co-registrant as specified in its charter)

CEF EQUIPMENT HOLDING, L.L.C. (Exact name of co-registrant as specified in its charter)

GENERAL ELECTRIC CAPITAL CORPORATION (exact name of sponsor as specified in its charter)

Delaware	20-5439580
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

10 Riverview Drive, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 749-2101

(Former name or former address, if changed since last report.)

Exhibit Index located on page 5

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

The following material definitive agreements have been entered into:

1. Amended and Restated Trust Agreement, dated as of March 17, 2015, between GE Capital Title Holding Corp., as UTI beneficiary and Wilmington Trust Company, as trustee (the “Titling Trust Agreement”).

2. Form Special Unit of Beneficial Interest (the “Form SUBI”).

3. Amended and Restated Collateral Agency Agreement, dated as of March 17, 2015, between GE TF Trust (the “Titling Trust”) and GE Title Agent LLC, as collateral agent (the “Collateral Agent”) (the “Collateral Agency Agreement”).

4. Amended and Restated Servicing Agreement, dated as of March 17, 2015, between the Titling Trust and General Electric Capital Corporation, (“GECC”) as servicer (the “Titling Trust Servicing Agreement”).

5. Collateral Agent Administration Agreement, dated as of March 17, 2015, among the Collateral Agency, the Titling Trust, and GECC, as administrator (the “Administration Agreement”).

Section 9.	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

Exhibit 99(a)	Titling Trust Agreement

Exhibit 99(b)	Form SUBI

Exhibit 99(c)	Collateral Agency Agreement

Exhibit 99(d)	Titling Trust Servicing Agreement

Exhibit 99(e)	Administration Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEF EQUIPMENT HOLDING, L.L.C.

By:	/s/ Charles E. Rhodes

Name:	Charles E. Rhodes
Title:	Vice President and Secretary

GE TF TRUST

By:	/s/ Steven Day

Name:	Steven Day
Title:	President

Dated:    March 18, 2015

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Exhibit Index

Exhibit No.	Description

Exhibit 99(a)	Titling Trust Agreement

Exhibit 99(b)	Form SUBI

Exhibit 99(c)	Collateral Agency Agreement

Exhibit 99(d)	Titling Trust Servicing Agreement

Exhibit 99(e)	Administration Agreement

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